EX.99.906CERT

Exhibit (b)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

                Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Buffalo High Yield Fund, Inc. (the “Fund”), does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Fund for the year ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund for the stated period.

/s/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer, Buffalo High Yield Fund, Inc.

Dated:	May 27, 2004

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Buffalo High Yield Fund, Inc. for purposes of the Securities Exchange Act of 1934.

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